UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 26, 2003

PORTLAND GENERAL ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

Oregon	Commission File Number	93-0256820
(State or other jurisdiction of incorporation or organization)	1-5532-99	(I.R.S. Employer Identification No.)

121 SW Salmon Street, Portland, Oregon 97204

(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (503) 464-8000

Item 5. Other Events

(a) FERC Investigations - Wholesale Power Markets, Enron Trading Strategies Docket No. EL02-114-000;

People of the State of California ex rel. Bill Lockyer, Attorney General v. Portland General Electric Company and Does 1 through 100, Superior Court of the State of California for County of San Francisco. Case No. CGC-02-408493/USDC Northern District of California, Case No. C-02-3318-VRW(California Case); and

Oregon Public Utility Commission Staff Report on Trading Activities by Portland General Electric, PacifiCorp, and Idaho Power Company during the Western Electricity Crisis of 2000-01 (Proposed OPUC Investigation)

On December 17, 2003, the Federal Energy Regulatory Commission (FERC) approved the settlement (Settlement) agreement entered into by Portland General Electric Company (Company) with the Staff of the FERC, the California Attorney General, the California Public Utilities Commission, the City of Tacoma, Washington, the Oregon Public Utility Commission (OPUC) and other parties resolving FERC Docket No. EL02-114-000, the California Case, related non-public investigations by the California Attorney General, and the Proposed OPUC Investigation. The Settlement was uncontested and there is no further appeal.

(b) Portland General Electric Company v. Hardy Meyers, In His Official Capacity as Attorney General of the State of Oregon, United States District Court for the District of Oregon, Case No. 03-1641-HA, and State of Oregon, ex rel Hardy Meyers, Attorney General for the State of Oregon v. Portland General Electric Company, Multnomah County Oregon Circuit Court, Case No. 0312-13473

On November 26, 2003, the Company filed a complaint for Declaratory Relief in United States District Court for the District of Oregon seeking to end the Oregon Attorney General's investigation into the Company's participation in wholesale power trading markets related to the California energy crisis of 2000-2001. The complaint is based on Federal preemption grounds and judicial estoppel because the State of Oregon, through the Oregon Public Utility Commission, has settled with the Company on these issues. On December 16, 2003, the Oregon Attorney General filed a motion to dismiss the complaint. Also on that date, the Oregon Attorney General filed in the Multnomah County Oregon Circuit Court a Motion for Order to Show Cause why the Company should not comply with the Oregon Attorney General's investigation. The Company intends to contest the Motions.

Information Regarding Forward Looking Statements

This report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and other statements which are other than statements of historical facts. Future events and actual results may differ materially from the results set forth in or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include, but are not limited to, changes in the cost of power and natural gas, political developments affecting federal and state regulatory agencies, and developments with respect to the bankruptcy of Enron.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORTLAND GENERAL ELECTRIC COMPANY
(Registrant)

December 19, 2003	By:	/s/ James J. Piro
James J. Piro Executive Vice President, Finance Chief Financial Officer and Treasurer

December 19, 2003	By:	/s/ Kirk M. Stevens
Kirk M. Stevens Controller and Assistant Treasurer